EXHIBIT 99.3


                              In re: FASTNET Corp
                                    Debtors.

                                Case No. 03-23143

                        Reporting Period: December, 2003



            Privileged and Confidential Information may be Included

                                                    UNITED STATES BANKRUPTCY COURT
                                                   EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                                                Case No. 03-23143
Debtors.                                                                                            Reporting Period: December, 2003

                                                      FASTNET Corp.
                                                 MONTHLY OPERATING REPORT
                                                   ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                             FORM NO.            ATTACHED      ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                  X
------------------------------------------------------------------------------------------------------------------------------------
           Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1(CON'T)             X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of Bank Statements
------------------------------------------------------------------------------------------------------------------------------------
           Cash disbursements journals
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                  X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                  X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
           Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                  X
------------------------------------------------------------------------------------------------------------------------------------
           Listing of aged accounts payable
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                  X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------------------------------------------                                     --------------------
Signature of Debtor                                                                                             Date

---------------------------------------------------------------------------                                     --------------------
Signature of Joint Debtor                                                                                       Date

/s/ R. Barry Borden                                                                                                    27-May-04
---------------------------------------------------------------------------                                     --------------------
Signature of Authorized Individual*                                                                             Date

R. Barry Borden                                                                                        Chairman and President
---------------------------------------------------------------------------                   --------------------------------------
Printed Name of Authorized Individual                                                                 Title of Authorized Individual


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FASTNET Corp                                           Case No. 03-23143
Debtors.                                        Reporting Period: December, 2003


                                  FASTNET CORP.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                      CURRENT       CUMULATIVE
                                                       MONTH      FILING TO DATE
--------------------------------------------------------------------------------
                                                      ACTUAL          ACTUAL
--------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH *                     $   1,165,693     $    938,508
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECEIPTS:
--------------------------------------------------------------------------------
Collection of Accounts Receivable                     839,899       11,654,568
--------------------------------------------------------------------------------
Asset Sale Proceeds                                 5,905,707        5,905,707
--------------------------------------------------------------------------------
Other                                                 247,725        2,080,371
--------------------------------------------------------------------------------
   TOTAL RECEIPTS                               $   6,993,331     $ 19,640,646
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISBURSEMENTS:
--------------------------------------------------------------------------------
Payroll and Related Benefits                    $     865,786     $  4,430,039
--------------------------------------------------------------------------------
Travel and Entertainment                                8,219           72,901
--------------------------------------------------------------------------------
Insurance                                              22,089          117,446
--------------------------------------------------------------------------------
Utilities                                             544,107        7,324,583
--------------------------------------------------------------------------------
Occupancy                                              79,315          596,811
--------------------------------------------------------------------------------
Suppliers                                                  --               --
--------------------------------------------------------------------------------
G&A                                                 2,143,616        3,541,482
--------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                              3,663,132       16,083,262
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   NET CASH FLOW                                    3,330,199        3,557,384
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH - END OF MONTH                             $   4,495,892     $  4,495,892
--------------------------------------------------------------------------------

* Ending Cash includes $313,397 of restricted cash related to Applied Theory Estate, (HSBC account).

                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
(FROM CURRENT MONTH COLUMN)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                               $  3,663,132
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                    $  3,663,132
--------------------------------------------------------------------------------

                                             UNITED STATES BANKRUPTCY COURT
                                            EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                                                Case No. 03-23143
Debtors.                                                                                            Reporting Period: December, 2003

                                                      FASTNET Corp.
                                                   BANK RECONCILIATION
                                                  ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
                                                           BANK ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                   FIRST
                   UNION         WACHOVIA
                   OPERATING     CREDIT     SILICON                AMBLER    CORP                  PETTY
                   DIP           CARD       VALLEY     HSBC *      DEBIT     DEBIT     HUDSON      CASH      SOVEREIGN TOTAL
                   -----------------------------------------------------------------------------------------------------------------
BALANCE
 PER BOOKS         $4,166,445.06  $   --   $5,055.36  $314,742.85  $616.20  $2,523.71  $5,993.34   $515.59   $ --      $4,495,892.11

BANK BALANCE       $4,240,447.99  $   --   $5,055.36  $314,742.85  $616.20  $2,523.71  $5,993.34   $515.59   $ --      $4,569,895.04
 Plus:
  Deposits
  In Transit                                                                                                                      --
 Less: Outstanding
  Checks               74,002.93      --                                                                                   74,002.93
 Other: Adjustment                                                                                                                --
                   -----------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS  $4,166,445.06  $   --   $5,055.36  $314,742.85  $616.20  $2,523.71  $5,993.34   $515.59   $ --      $4,495,892.11
                   =================================================================================================================

* Bank Account HSBC represents Restricted cash related to Applied Theory Estate.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------
Sovereign Bank Account was closed 12/12/03.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                               Page 3

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                            Case No. 03-23143
Debtors.                                        Reporting Period: December, 2003

                                  FASTNET CORP.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                    CUMULATIVE
                                                     OCTOBER      FILING TO DATE
--------------------------------------------------------------------------------

Net Revenues                                       $  1,018,974    $ 14,180,435
Cost of Sales                                           813,765      10,247,550
                                                   -----------------------------
  GROSS MARGIN                                     $    205,209    $  3,932,885

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $     55,221    $    932,600
  G&A Payroll Expenses                                1,292,102       3,405,137
  Occupancy Expenses                                     42,450         335,361
  Bankruptcy Expenses                                   489,178       1,843,141
  General and Administrative Expenses                   648,053       3,463,615
  Depreciation and Amortization                         168,711       2,594,695
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $  2,695,715    $ 12,574,548
                                                   -----------------------------
  OPERATING INCOME (LOSS)                          $ (2,490,506)   $ (8,641,663)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $  3,543,352   $   3,720,371
  Interest Income                                        (2,025)        (18,083)
  Other                                              (5,698,249)     (5,703,713)
  Impairment/Restructuring Charges                           --      17,053,482
                                                   -----------------------------
INCOME BEFORE PROVISION FOR INCOME TAXES           $ (2,156,922)   $ 15,052,058

Provision for Income Taxes                                   --              --
                                                   -----------------------------
NET INCOME BEFORE REORGANIZATION ITEMS             $   (333,585)   $(23,693,721)
--------------------------------------------------------------------------------

REORGANIZATION ITEMS:
Professional Fees                                  $    489,178    $  1,831,891
U.S. Trustee Quarterly Fee                                   --          11,250
Interest Earned on Accumulated Cash from Ch. 11              --              --
Gain (Loss) From Sale of Equipment                           --              --
Gain on pre-petition real estate valuation                   --              --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $    489,178    $  1,843,141

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FASTNET Corp                                           Case No. 03-23143
Debtors.                                        Reporting Period: December, 2003

                                  FASTNET CORP.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
   ASSETS                                                        REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
  Cash & Cash Equivalents                                          $  4,181,149
  Restricted Cash                                                       314,743

  Accounts Receivable                                                 3,618,034
  Less: Allowance for doubtful accounts                               2,579,795
                                                                   -------------
    NET ACCOUNTS RECEIVABLE                                           1,038,239

  Prepaid and Other Current Assets                                      205,072

  Notes and Other Receivables - US Lec                                2,305,882

  Property and Equipment, net                                           394,883
  Intangible Assets, net                                                     --
  Other Assets                                                        1,549,771
                                                                   -------------
    TOTAL ASSETS                                                   $  9,989,739
                                                                   -------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                               REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
  Accounts Payable                                                 $    354,510
  Other Accrued Liabilities                                           4,422,724
  Deferred Revenue                                                      953,675
                                                                   -------------
                                                                      5,730,909

  Other Liabilities                                                      21,893
                                                                   -------------
    TOTAL POSTPETITION LIABILITIES                                    5,752,802

    DUE TO RELATED COMPANIES                                         12,086,261

LIABILITIES SUBJECT TO COMPROMISE:
  Secured Debt                                                          253,357
  Priority Debt                                                         297,685
  Unsecured Debt                                                     16,830,188
                                                                   -------------
    TOTAL PRE-PETITION LIABILITIES                                   17,381,230

STOCKHOLDERS' EQUITY:
  Common and Preferred Stock                                          78,434,584
  Deferred Compensation                                                      --
  Note Receivable                                                       (75,880)
  Accumulated deficit                                              (102,162,006)
  Treasury Cost                                                      (1,427,252)
                                                                   -------------
    TOTAL SHAREHOLDERS EQUITY                                       (25,230,554)

                                                                   -------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                           $  9,989,739
--------------------------------------------------------------------------------

                                      UNITED STATES BANKRUPTCY COURT
                                     EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                                                       Case No. 03-23143
Debtors.                                                                   Reporting Period: December, 2003

                                            FASTNET CORP.
                                    STATUS OF POSTPETITION TAXES
                                         ($ IN REAL NUMBERS)

-----------------------------------------------------------------------------------------------------------
                          BEGINNING    AMOUNT
                             TAX      WITHHELD      AMOUNT                           CHECK NO.   ENDING TAX
                          LIABILITY  OR ACCRUED      PAID            DATE PAID        OR EFT      LIABILITY
-----------------------------------------------------------------------------------------------------------
FEDERAL
===========================================================================================================
Withholding                $     --   $138,918.86  $138,918.86  12/4,12/18,12/13/03  EFT-ADP   $        --
-----------------------------------------------------------------------------------------------------------
FICA - Employee                  --     44,891.40    44,891.40  12/4,12/18,12/13/03  EFT-ADP            --
-----------------------------------------------------------------------------------------------------------
FICA - Employer           16,012.11     67,994.50    44,891.37  12/4,12/18,12/13/03  EFT-ADP     39,115.24
-----------------------------------------------------------------------------------------------------------
Unemployment                  42.67        120.84        76.61  12/4,12/18,12/13/03  EFT-ADP         86.90
-----------------------------------------------------------------------------------------------------------
Income                           --                                                                     --
-----------------------------------------------------------------------------------------------------------
Other                      2,280.10          2.80                                                 2,282.90
-----------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES   $18,334.88   $251,928.40  $228,778.24                                 $ 41,485.04
-----------------------------------------------------------------------------------------------------------
STATE AND LOCAL
===========================================================================================================
Withholding              $  (282.64)  $ 35,282.38  $ 35,282.38  12/4,12/18,12/13/03  EFT-ADP   $   (282.64)
-----------------------------------------------------------------------------------------------------------
                                                                                    36846,36847
Sales                     19,456.56     25,758.60    19,386.70   12/29/2003            36850     25,828.46
-----------------------------------------------------------------------------------------------------------
Excise                           --                                                                     --
-----------------------------------------------------------------------------------------------------------
Unemployment and Disability  533.16      1,702.16     1,225.77  12/4,12/18,12/13/03  EFT-ADP      1,009.55
-----------------------------------------------------------------------------------------------------------
Real Property                    --                                                                     --
-----------------------------------------------------------------------------------------------------------
Personal Property                --                                                                     --
-----------------------------------------------------------------------------------------------------------
Other: OPT                    40.00         20.00           --                                       60.00
-----------------------------------------------------------------------------------------------------------
       State Corp                --                                                                     --
-----------------------------------------------------------------------------------------------------------
       Local                     --                                                                     --
-----------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL $19,747.08  $ 62,763.14  $ 55,894.85                                  $ 26,615.37
-----------------------------------------------------------------------------------------------------------
TOTAL TAXES              $38,081.96  $314,691.54  $284,673.09                                  $ 68,100.41
-----------------------------------------------------------------------------------------------------------


                                          SUMMARY OF UNPAID POST PETITION DEBTS
                                                   ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                              ----------------------------------------------------------------
                                                   0-30         31-60        61-90      OVER 90      TOTAL
--------------------------------------------------------------------------------------------------------------

Accounts Payable                              $ 111,971.28  $   9,076.25  $     0.00  $     0.00  $ 121,047.53
--------------------------------------------------------------------------------------------------------------
Wages Payable                                   817,781.62                                          817,781.62
--------------------------------------------------------------------------------------------------------------
Taxes Payable                                    54,510.77                                           54,510.77
--------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                            4,307.87        364.00      231.71      292.25      5,195.83
--------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                           7,721.35     16,509.18          --   21,417.39     45,647.92
--------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                   --
--------------------------------------------------------------------------------------------------------------
Professional Fees                                51,335.44            --  131,283.00                182,618.44
--------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders *                                                                                   --
--------------------------------------------------------------------------------------------------------------
Other:                                                                                                      --
--------------------------------------------------------------------------------------------------------------
Other:                                                                                                      --
--------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                     $1,047,628.33  $  25,949.43 $131,514.71  $21,709.64 $1,226,802.11
--------------------------------------------------------------------------------------------------------------
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


                                            Page 6

                                                  UNITED STATES BANKRUPTCY COURT
                                                EASTERN DISTRICT OF PENNSYLVANIA

In re: FASTNET Corp                                            Case No. 03-23143
Debtors.                                        Reporting Period: December, 2003

                                  FASTNET CORP.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 8,195,898
+ Amounts billed during the period                                      194,335
- Amounts collected during the period                                  (839,899)
+ Adjustments (Credit Memos, Debit Memos, journal entries)           (3,932,301)
+ Other Adjustments
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 3,618,034
------------------------------------------------------------------  ------------

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $   467,894
31 - 60 days old                                                         36,817
61 - 90 days old                                                         31,868
91+ days old                                                          3,081,455
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             3,618,034
------------------------------------------------------------------  ------------
Amount considered uncollectable (Bad Debt)                           (2,579,795)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $ 1,038,239
------------------------------------------------------------------  ------------

Note: AR-ATHY, AR-Host Me, Collections & Legal reflected in 91+ days; all other adjs. under 0-30 days.



                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                 X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------
1. Assets were sold in transactions approved by the Bankruptcy Court.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     Page 7